UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2011

FS Investment Corporation

(Exact name of Registrant as specified in its charter)

Maryland	814-00757	26-1630040
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 675 Philadelphia, Pennsylvania		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 21, 2011, FS Investment Corporation (“FSIC”), through two wholly-owned subsidiaries, entered into a conventional debt financing arrangement with JPMorgan Chase Bank, N.A., London Branch (“JPM”), pursuant to which up to $300,000,000 will be made available to FSIC to fund investments in new securities and for other general corporate purposes. Pricing under the facility is based on three-month LIBOR plus a spread of 3.25% per annum for the relevant period. FSIC elected to structure the financing in the manner described more fully below in order to, among other things, obtain such financing at a lower cost than would be available through alternate arrangements.

Pursuant to the financing transaction, loans in FSIC’s portfolio having an aggregate market value of up to $600,000,000 may be sold by it from time to time to Locust Street Funding LLC (“Locust Street”), a newly formed, special-purpose bankruptcy-remote subsidiary of FSIC, pursuant to an Asset Transfer Agreement, dated as of July 21, 2011, between FSIC and Locust Street (the “Asset Transfer Agreement”). Under the Asset Transfer Agreement, on July 21, 2011, FSIC sold loans to Locust Street for a purchase price of approximately $365,396,352, all of which consisted of equity interests in Locust Street that Locust Street issued to FSIC. All of the equity in Locust Street is owned by FSIC.

The loans purchased by Locust Street from FSIC will secure the obligations of Locust Street under Class A Floating Rate Notes (the “Class A Notes”) to be issued by Locust Street from time to time to Race Street Funding LLC (“Race Street”), another newly formed, special-purpose bankruptcy-remote subsidiary of FSIC, pursuant to an Indenture dated as of July 21, 2011 with Citibank, N.A., as trustee (the “Indenture”). The Class A Notes may be issued in an aggregate principal amount of up to $420,000,000 and mature on July 15, 2021. Race Street will purchase the issued Class A Notes from time to time at a purchase price equal to their par value. On July 21, 2011, Race Street purchased a Class A Note in the principal amount of $63,000,000. FSIC funded this purchase through a capital contribution of $63,000,000 to Race Street. All of the equity in Race Street is owned by FSIC.

Race Street, in turn, has entered into a repurchase transaction with JPM, pursuant to the terms of a master repurchase agreement and the related annex and confirmation thereto, each dated as of July 21, 2011 (collectively, the “JPM Facility”). Pursuant to the JPM Facility, JPM from time to time will purchase Class A Notes held by Race Street for an aggregate purchase price equal to approximately 71% of the principal amount of Class A Notes purchased. Subject to certain conditions, the maximum principal amount of Class A Notes that may be purchased under the JPM Facility is $420,000,000. Accordingly, the maximum amount payable at any time to Race Street under the JPM Facility will not exceed $300,000,000. On July 21, 2011, a Class A Note in the principal amount of $63,000,000 was purchased by JPM from Race Street pursuant to the JPM Facility for $45,000,000. Under the JPM Facility, Race Street will, on a quarterly basis, repurchase the Class A Notes sold to JPM under the JPM Facility and subsequently resell such Class A Notes to JPM. The final repurchase transaction must occur no later than July 15, 2015. The repurchase price paid by Race Street to JPM for each repurchase of the Class A Notes will be equal to the purchase price paid by JPM for such Class A Notes, plus interest thereon accrued at the applicable pricing rate under the JPM Facility, as described below.

During the 180-day period following the initial transaction under the JPM Facility, Race Street intends to enter into additional repurchase transactions thereunder with respect to an additional $357,000,000 in principal amount of Class A Notes. If at any time during the term of the JPM Facility the market value of the underlying loans held by Locust Street securing the Class A Notes declines by an amount greater than 27% of their initial aggregate purchase price (the “Margin Threshold”), Race Street will be required to post-cash collateral with JPM in an amount at least equal to the amount by which the market value of such loans at such time is less than the Margin Threshold. In such event, in order to satisfy any such margin-posting requirements, Race Street intends to borrow funds from FSIC pursuant to a Revolving Credit Agreement, dated as of July 21, 2011, between Race Street, as borrower, and FSIC, as lender (the “Revolving Credit Agreement”). FSIC may, in its sole discretion, make such loans from time to time to Race Street pursuant to the terms of the Revolving Credit Agreement. Borrowings under the Revolving Credit Agreement will accrue interest at a rate equal to one-month LIBOR plus a spread of 0.75% per annum.

Pricing under the JPM Facility is based on three-month LIBOR plus a spread of 3.25% per annum for the relevant period. Commencing January 2013, Race Street is permitted to reduce (based on certain thresholds) the aggregate principal amount of Class A Notes subject to the JPM Facility. Such reductions will be subject to breakage fees calculated as the present value of 1.25% per annum over the remaining term of the JPM Facility applied to the amount of such reduction.

Interest on the Class A Notes under the Indenture will accrue at three-month LIBOR plus a spread of 4.00% per annum. Principal on the Class A Notes will be due and payable on the stated maturity date of July 15, 2021. Pursuant to the Indenture, Locust Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. In addition to customary events of default included in similar transactions, the Indenture contains the following events of default: (a) the failure to make principal payments on the Class A Notes at their stated maturity or redemption date or to make interest payments on the Class A Notes within five business days of when due; (b) the failure of the aggregate outstanding principal balance (subject to certain reductions) of the loans securing the Class A Notes to be at least 130% of the outstanding principal amount of the Class A Notes; and (c) GSO / Blackstone Debt Funds Management LLC ceasing to be the sub-advisor to FB Income Advisor, LLC.

In connection with the Class A Notes and the Indenture, Locust Street also entered into (i) a Collateral Management Agreement with FSIC, as collateral manager, dated as of July 21, 2011 (the “Management Agreement”), pursuant to which FSIC will manage the assets of Locust Street; and (ii) a Collateral Administration Agreement with Virtus Group, LP (“Virtus”), as collateral administrator, dated as of July 21, 2011 (the “Administration Agreement”), pursuant to which Virtus will perform certain administrative services with respect to the assets of Locust Street.

The foregoing descriptions of the Asset Transfer Agreement, the Indenture, the Class A Notes, the JPM Facility, the Revolving Credit Agreement, the Management Agreement and the Administration Agreement, as set forth in this Item 1.01, are each qualified in their entirety by reference to the text of the agreements which are filed as Exhibits 10.1 through 10.7 and are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to the future performance of FSIC. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and some of these factors are enumerated in the filings FSIC makes with the Securities and Exchange Commission. FSIC undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	Asset Transfer Agreement, dated as of July 21, 2011, by and between FS Investment Corporation and Locust Street Funding LLC.

10.2	Indenture, dated as of July 21, 2011, by and between Locust Street Funding LLC and Citibank, N.A., as trustee.

10.3	Locust Street Funding LLC Class A Floating Rate Secured Note due 2021.

10.4	TBMA/ISMA 2000 Global Master Repurchase Agreement between JPMorgan Chase Bank, N.A., London Branch and Race Street Funding LLC, together with the related Annex and Confirmation thereto, each dated as of July 21, 2011.

10.5	Revolving Credit Agreement, dated as of July 21, 2011, by and between FS Investment Corporation and Race Street Funding LLC.

10.6	Collateral Management Agreement, dated as of July 21, 2011, by and between Locust Street Funding LLC and FS Investment Corporation.

10.7	Collateral Administration Agreement, dated as of July 21, 2011, by and among Locust Street Funding LLC, FS Investment Corporation and Virtus Group, LP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation

Date: July 27, 2011	By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Asset Transfer Agreement, dated as of July 21, 2011, by and between FS Investment Corporation and Locust Street Funding LLC.

10.2	Indenture, dated as of July 21, 2011, by and between Locust Street Funding LLC and Citibank, N.A., as trustee.

10.3	Locust Street Funding LLC Class A Floating Rate Secured Note due 2021.

10.4	TBMA/ISMA 2000 Global Master Repurchase Agreement between JPMorgan Chase Bank, N.A., London Branch and Race Street Funding LLC, together with the related Annex and Confirmation thereto, each dated as of July 21, 2011.

10.5	Revolving Credit Agreement, dated as of July 21, 2011, by and between FS Investment Corporation and Race Street Funding LLC.

10.6	Collateral Management Agreement, dated as of July 21, 2011, by and between Locust Street Funding LLC and FS Investment Corporation.

10.7	Collateral Administration Agreement, dated as of July 21, 2011, by and among Locust Street Funding LLC, FS Investment Corporation and Virtus Group, LP.